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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ===============================



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2000
                                                         -----------------


                     SEACOAST FINANCIAL SERVICES CORPORATION
                     ---------------------------------------
               (Exact name of Registrant as Specified in Charter)

     Massachusetts                000-25077                 04-1659040
------------------------     ----------------------   ------------------------------------
(State of Incorporation)     Commission File Number   (IRS Employer Identification Number)

One Compass Place, New Bedford, Massachusetts                    02740
---------------------------------------------                  ----------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (508) 984-6000
                         -------------------------------
                         (Registrant's Telephone Number)

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)
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ITEM 2.  Acquisition or Disposition of Assets

         On December 31, 2000, Seacoast Financial Services Corporation (the "Company") completed its acquisition of Home Port Bancorp, Inc. ("Home Port"). A wholly-owned subsidiary of the Company was merged (the "Merger") with and into Home Port, a one bank holding company, pursuant to an Agreement and Plan of Merger dated as of July 20, 2000 (the "Merger Agreement"). Immediately thereafter, Home Port was merged into the Company. As a result of the Merger, Nantucket Bank, a wholly-owned subsidiary of Home Port, became a wholly-owned subsidiary of the Company.

         Pursuant to the Merger Agreement, upon the effectiveness of the Merger ("the Effective Time"), each share of common stock of Home Port issued and outstanding immediately prior to the Effective Time was converted into and became exchangeable for $37 in cash, resulting in a transaction value of approximately $68.5 million, exclusive of one-time transaction costs.

         The transaction was approved by the Board of Directors of the Company, the Board of Directors and stockholders of Home Port, the Federal Reserve Bank of Boston and the Massachusetts Board of Bank Incorporation.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a) Financial Statements of Business Acquired.

         The following audited financial statements of Home Port are incorporated herein by reference to Home Port's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission on March 28, 2000:

              -   Independent Auditors' Report

              -   Consolidated Balance Sheets as of December 31, 1999 and 1998

              - Consolidated Statements of Earnings for the Years Ended December 31, 1999, 1998 and 1997

              - Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1999, 1998 and 1997

              - Consolidated Statements of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997

              -   Notes to Consolidated Financial Statements
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The following unaudited, consolidated interim financial statements of Home Port are incorporated herein by reference to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed by Home Port with the Securities and Exchange Commission on November 14, 2000:

              -   Consolidated Balance Sheet as of September 30, 2000

              - Consolidated Statements of Earnings for the Three Months and Nine Months Ended September 30, 2000 and 1999

              - Consolidated Statements of Changes in Stockholders' Equity for the Nine Months Ended September 30, 2000 and the Year Ended December 31, 1999

              - Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2000 and 1999

              -   Notes to Consolidated Financial Statements.

         b)  Pro Forma Financial Information

         It is impracticable to file the required pro forma financial information at this time. The required pro forma financial information will be filed as soon as practical, but in no event later than March 16, 2001, as permitted by paragraph 2 of Item 7(b).

         c)  Exhibits

                2.1 Agreement and Plan of Merger dated as of July 20, 2000 by and between Seacoast Financial Services Corporation and Home Port Bancorp, Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the Commission on August 3, 2000)

                23.1  Consent of KPMG LLP

                99.1  Press Release dated January 2, 2001
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SEACOAST FINANCIAL SERVICES CORPORATION

Date: January 12, 2001               By: /s/ Kevin G. Champagne
                                         ---------------------------------------
                                           Kevin G. Champagne
                                           President and Chief Executive Officer